Operating Leases (FY) (Tables)	12 Months Ended
Dec. 31, 2018
Leases, Operating [Abstract]
Schedule of Future Minimum Rental Payments for Operating Leases
Approximate future rental income to be received under noncancelable operating leases in effect as of December 31, 2018, assuming no new or renegotiated leases or option extensions on lease agreements, is as follows (in thousands):

Year	Amount
2019	$372,632
2020	340,028
2021	292,887
2022	247,915
2023	196,152
2024 and thereafter	555,282
Total	$2,004,896